                                                                   EXHIBIT 10.3

                           SCIENTIFIC-ATLANTA, INC.

                        1992 EMPLOYEE STOCK OPTION PLAN





                                         As adopted by the Board of Directors on
                                                              September 15, 1992
                                                      and by the stockholders on
                                                              November 11, 1992,
                                     and as amended by the Board of Directors on
                                                              November 13, 1996.

                           SCIENTIFIC-ATLANTA, INC.
                           ------------------------

                        1992 EMPLOYEE STOCK OPTION PLAN
                        -------------------------------

     1.  PURPOSE.
         -------

     This Plan is intended to provide incentive to key Employees of the Corporation and its Subsidiaries, to encourage proprietary interest in the Corporation by its Employees, to encourage such key Employees to remain in the employ of the Corporation and its Subsidiaries, and to attract new Employees with outstanding qualifications.

     2.  DEFINITIONS.
         -----------

     Unless otherwise defined herein or the context otherwise requires, the capitalized terms used herein shall have the following meanings:

          (a) "Administrator" shall mean the officer of the Corporation
               -------------
     appointed by the Committee pursuant to Section 4 hereof.

          (b) "Board" shall mean the Board of Directors of the Corporation.
               -----

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.
               ----

          (d) "Committee" shall mean the Human Resources and Compensation
               ---------
     Committee, a committee appointed by the Board.

          (e) "Common Stock" shall mean, unless otherwise specifically provided,
               ------------
     the common stock of the Corporation and any class of common shares of the Corporation into which such common stock may hereafter be converted, exchanged or reclassified.

          (f) "Corporation" shall mean Scientific-Atlanta, Inc., a Georgia
               -----------
     corporation.

          (g) "Disability" shall mean the condition of an individual who is
               ----------
     unable to engage in any substantial gainful activity by reason of any physical or mental impairment which is classified as a disability in the Corporation's Long Term Disability Plan.

          (h) "Employee" shall mean an individual who is employed (within the
               --------
     meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or a Subsidiary (i.e., an individual with respect to whom
                                  ----
     income taxes must be withheld from compensation).

          (i) "Exercise Price" shall mean the price per Share of Common Stock,
               --------------
     determined by the Committee, at which an Option may be exercised.

          (j) "Fair Market Value" shall mean the value of one (1) Share of
               -----------------
     Common Stock, and shall be equal to the closing sale price as reported on the New York Stock Exchange on the date of valuation or, if no sale occurred on that date, then the mean between the closing bid and asked prices on such exchange on such date. If the Common Stock ceases to be listed on the New York Stock Exchange, then the Fair Market Value on the date of valuation shall be determined in good faith by the Committee, and such determination shall be conclusive and binding on all persons. If the date of valuation is not a business day, the price on the last business day preceding the date of valuation shall be utilized.

          (k) "Incentive Stock Option" shall mean an option described in Section
               ----------------------
     422(b) of the Code.

          (l) "Non-Qualified Stock Option" shall mean an option not described in
               --------------------------
     Section 422(b), 423(b) or 424(b) of the Code.

          (m) "Option" shall mean any stock option granted pursuant to this
               ------
     Plan. All Options shall be granted on the date the Committee takes the necessary action to approve the grant. However, if the minutes or other action of the Committee provide that an Option is to be granted as of another date, the date of grant shall be such other date.

          (n) "Option Agreement" shall mean a written stock option agreement
               ----------------
     evidencing a particular Option.

          (o) "Optionee" shall mean an Employee who has received an Option.
               --------

          (p) "Plan" shall mean this Scientific-Atlanta, Inc. 1992 Employee
               ----
     Stock Option Plan, as it may be amended from time to time.

          (q) "Purchase Price" shall mean the Exercise Price times the number of
               --------------
     Shares with respect to which an Option is exercised.

          (r) "Retirement" shall mean the voluntary cessation of employment by
               ----------
     an Employee after qualifying for early or normal retirement under any pension plan or profit sharing or stock bonus plan of the Corporation or any Subsidiary. If an Employee is not covered by any such plan, "Retirement" shall mean voluntary termination of employment after the Employee either has attained age sixty-five (65) or has attained age fifty-five (55) and has attained the tenth (10th) anniversary of his or her seniority date.

          (s) "Share" shall mean one (1) share of Common Stock, adjusted in
               -----
     accordance with Section 10 of this Plan (if applicable).

         (t) "Subsidiary" shall mean any corporation at least fifty percent
              ----------
     (50%) of the total combined voting power of which is owned by the Corporation or by another Subsidiary.

     3.  EFFECTIVE DATE.
         --------------

     This Plan was adopted by the Board effective September 15, 1992, subject to the approval of the Corporation's stockholders pursuant to Section 14 hereof. This Plan shall terminate as provided in Section 9 below.

     4.  ADMINISTRATION.
         --------------

         (a) Committee. Unless otherwise determined by the Board from time to
             ---------
     time, Option grants under this Plan shall be made by the Committee. Acts of a majority of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Committee, shall be the valid acts of the Committee.

         The Committee shall from time to time at its discretion select the Employees who are to be granted Options, determine the number of Shares to be optioned to each Optionee and designate such Options as Incentive Stock Options or Non-Qualified Stock Options. No member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted hereunder.

         (b) Administrator.  The Committee shall appoint an officer of the
             -------------
     Corporation as the Administrator of the Plan. The Administrator shall have full authority to construe, interpret and administer the Plan, and, except as to matters which are expressly reserved herein for determination by the Board or the Committee, the Administrator's decisions and determinations in the administration of the Plan shall be final, conclusive and binding on all persons, including, without limitation, the Corporation, the shareholders and directors of the Corporation and any persons having any interests in any Options granted under this Plan.

     5.  PARTICIPATION.
         -------------

     The Optionees shall be those key Employees of the Corporation or the Subsidiaries to whom Options may be granted from time to time by the Committee.

     6.  STOCK.
         -----

     The stock subject to Options granted under this Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under this Plan shall not exceed One Million Five Hundred Thousand (1,500,000). The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under this Plan. Whenever an Optionee's rights to exercise an Option as to any Shares shall cease for any reason before he or she has exercised such Option as to such Shares, the Option shall be deemed terminated to that extent and such Shares shall again be available for issuance under this Plan. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified in Section 10.

     7.  TERMS AND CONDITIONS OF OPTIONS.
         -------------------------------

          (a) Stock Option Agreements. Options shall be evidenced by written
              -----------------------
     Option Agreements in such form as the Committee shall from time to time determine. Such Option Agreements shall comply with and be subject to the terms and conditions set forth herein. Each Option shall state whether it is an Incentive Stock Option or a Non-Qualified Stock Option.

          (b) Optionee's Undertaking. Each Optionee shall agree to remain in the
              ----------------------
     employ of the Corporation or a Subsidiary and to render services for a period as shall be determined by the Committee, from the date of the granting of the Option, but such agreement shall not impose upon the Corporation or its Subsidiaries any obligation to retain the Optionee in their employ for any period. Except as otherwise provided in this Plan, Options held by an Optionee may be exercised only while the Optionee is employed by the Corporation or a Subsidiary.

          (c) Number of Shares.  Each Option shall state the number of Shares to
              ----------------
     which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

          (d) Exercise Price.  Each Option shall state the Exercise Price, which
              --------------
     shall not be less than the Fair Market Value on the date of grant. The Exercise Price shall be subject to adjustment as provided in Section 10 hereof.

          (e) Medium and Time of Payment.  Upon the exercise of any Option, the
              --------------------------
     Purchase Price shall be paid in full in United States dollars by certified check or other form of payment acceptable to the Administrator; provided, however, that if the applicable Option Agreement so provides, or the Committee, in its sole discretion otherwise approves thereof, the Purchase Price may be paid, (i) by the surrender of Shares, in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or (ii) in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equals the Purchase Price.

          In the event the Corporation determines that it is required to withhold state or Federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof an Optionee must make arrangements satisfactory to the Administrator to enable it to satisfy such withholding requirements. Payment of such withholding requirements may be made, at the election of the Optionee, (i) in cash, (ii) by delivery of Shares registered in the name of Optionee, which Shares have a Fair Market Value at the time of exercise equal to the amount to be withheld, (iii) by the Corporation withholding Shares subject to the Option, which Shares have a Fair Market Value at the time of exercise equal to the amount to be withheld, or (iv) any combination of (i), (ii) and (iii) above.

     (f) Term and Time for Exercise.  Each Option shall state the time or times
         --------------------------
when all or part thereof becomes exercisable. No Option shall be exercisable more than ten (10) years (or less, in the discretion of the Committee) from the date it was granted. If the Committee does not determine otherwise, any Option granted under this Plan:

         (1) Shall be exercisable as to not more than 25% of the total number of Shares covered by the Option immediately upon, and during the year following, the date of the grant;

         (2) Shall be exercisable as to not more than 50% of the total number of Shares covered by the Option on, and during the year following, the first anniversary of the date of grant;

         (3) Shall be exercisable as to not more than 75% of the total number of Shares covered by the Option on, and during the year following, the second anniversary of the date of grant;

         (4) Shall be fully exercisable on the third anniversary of the date of grant and thereafter prior to expiration of the Option.

     If the Committee does not determine otherwise with respect to any Option granted hereunder, in the event that the employment of the Optionee by the Corporation or any Subsidiary of the Corporation terminates for any reason whatsoever, other than death or Retirement, prior to the Option(s) held by that person becoming fully exercisable as provided above, such Option(s) shall automatically expire with respect to the unexercisable portion on the date of termination of employment without any further action or documentation.

     (g) Non-transferability of Options.  During the lifetime of the Optionee,
         ------------------------------
the Option shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution. Any other attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of any Option or right hereunder, shall be null and void and, at the Corporation's option, shall cause all of the Optionee's rights under the Option to terminate.

     (h) Change in Control of the Corporation.
         ------------------------------------

         (1) Contrary Provisions. Notwithstanding anything contained in this
             -------------------
     Plan to the contrary, in the event of a Change in Control, the provisions of this Subsection 7(h) shall govern and supersede any inconsistent terms or provisions of this Plan.

         (2) Change in Control. For purposes of this Plan, a "Change in Control"
             -----------------
     shall mean any of the following events:

             (a) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding voting securities
         (the "Voting Securities"), provided, however, that for purposes of this
                                    --------  -------
         Subsection 7(h)(2)(a), the Voting Securities acquired directly from the
         Corporation by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

             (b) The individuals who are members of the Incumbent Board (as hereinafter defined), cease for any reason to constitute at least two-thirds of the Board for purposes of this Subsection 7(h)(2)(b). The "Incumbent Board" shall include the individuals who as of August 20, 1990 are members of the Board and any individual becoming a director subsequent to August 20, 1990 whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; provided, however, that any individual who is not a member of
                --------  -------
         the Incumbent Board at the time he or she becomes a member of the Board shall become a member of the Incumbent Board upon the completion of two full years as a member of the Board; provided, further, however, that
                                              --------  -------  -------
         notwithstanding the foregoing, no individual shall be considered a member of the Incumbent Board if such individual initially assumed office (i) as a result of either an actual or threatened "election contest" (within the meaning of Rule 14a-11 promulgated under the 1934
         Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest"), or (ii) with the approval of the other Board members, but by reason of any agreement intended to avoid or settle a Proxy Contest; or

             (c) Approval by stockholders of the Corporation of (i) a merger or consolidation involving the Corporation if the stockholders of the Corporation immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than eighty percent (80%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation, or (ii) a complete liquidation or dissolution of the Corporation or an agreement for the sale or other disposition of all or subsequently all of the assets of the Corporation.

             Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty percent (20%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Corporation or any of its subsidiaries, or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Corporation in the same proportion as their ownership of stock in the Corporation immediately prior to such acquisition.

             Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Corporation which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided, that if a Change in
                                                   --------
         Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Corporation, and after such share acquisition by the Corporation, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

             Notwithstanding anything contained in this Plan to the contrary, if a Change in Control takes place and an Optionee's employment is terminated prior to the completed Change in Control and the Optionee reasonably demonstrates that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control or (ii) otherwise occurred in connection with or in anticipation of a Change in Control which actually occurs, then for all purposes of this Plan, the date of a Change in Control in respect of such Optionee shall mean the date immediately prior to the date of termination of such Optionee's employment.

         (3) Time for Exercise Upon a Change in Control. Upon a Change in
             ------------------------------------------
     Control, all options granted under this Plan that are held by Employees at the time of such Change in Control shall become immediately exercisable in full, without regard to the years that have elapsed from the date of grant.

         (4) Termination of Employment Following Change in Control.  If an
             -----------------------------------------------------
     Optionee's employment terminates following a Change in Control other than for "cause" (as hereinafter defined), the applicable provisions of Subsection 7(i) of this Plan shall apply except that as of and after the date of the Change in Control, the Administrator shall not make any determination or take any action in connection with an Optionee's termination of employment which would cause any option granted under this Plan (i) to not be exercisable in full or (ii) to expire earlier than the latest date allowable under Subsection 7(i) as applicable.

         (5)  Amendment or Termination.
              ------------------------

              (a) Subsection 7(h) of this Plan shall not be amended or terminated at any time.

              (b) Any amendment or termination of this Plan prior to a Change in Control which (1) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control, or (2) otherwise arose in connection with or in anticipation of a Change in Control, shall be null and void and shall have no effect whatsoever.

     (i) Cessation of Employment; etc.  After an Optionee ceases to be an
         ----------------------------
Employee, his or her rights to exercise any unexercised Option then held by the Optionee shall be determined as provided in this Subsection 7(i). No Option may be exercised after its term expires or the Option is otherwise cancelled.

         (1) Retirement.  If an Optionee ceases to be an Employee because of
             ----------
     Retirement (and not on account of termination for "cause" (as hereinafter defined)), such Optionee may exercise the Option immediately with respect to (i) the Shares which he or she could have purchased at the time of Retirement, and (ii) any Shares which would have become available for purchase under the Option if the Optionee's employment had continued for one year after the date of Retirement. To the extent unexercised, the Option shall expire two (2) years after the date of Retirement or the date of expiration of the Option as shown in the applicable Option Agreement, whichever shall occur first.

         (2) Death. If the Committee does not determine otherwise with respect
             -----
     to any Option, upon the death of an Employee who at the time of his or her death holds an Option, the Option shall be exercisable immediately (by the executor or the administrator of the deceased Optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance or by reason of such death) with respect to (i) the Shares which could have been purchased by the deceased Optionee at the time of his or her death, and (ii) any Shares which would have become available for purchase under the Option if the Optionee's employment had continued for one year after the date of death. To the extent unexercised, the Option shall expire (i) one year after the date of such death, or (ii) in the event of death following termination of employment by reason of Retirement as described in Subsection 7(i)(1) immediately above, the expiration date of the Option after Retirement, whichever occurs last. Notwithstanding the foregoing, the Committee may, in a special case, permit a longer period for exercise of an Option after death of an Optionee, but in no event shall such period extend beyond the date of expiration of the Option as set forth in the Option Agreement.

         (3) Disability.  If an Optionee ceases active service as an Employee by
             ----------
     reason of Disability, such Optionee shall have the right to exercise the Option at any time within twelve (12) months after such cessation of employment, but except as provided in the applicable Option Agreement, only to the extent that, at the date of such cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

         (4) Termination for Cause. If an Optionee's employment is terminated
             ---------------------
     for "cause" (as hereinafter defined), such Optionee's Option(s) shall expire immediately upon the giving to such Optionee of the notice of such termination. "Cause," for purposes of this Subsection 7(h), shall mean dishonest or fraudulent conduct which would normally be considered as sufficient basis for discharging an employee from a management and/or a supervisory position, or negligence, inaction or misconduct which constitutes failure by the Optionee to meet such Optionee's obligations and perform such Optionee's duties of employment.

         (5) Other Reasons. If an Optionee ceases to be an Employee for any
             -------------
     reason other than those mentioned above in

     Subsections (1), (2), (3) or (4), the Optionee shall have the right to exercise the Option at any time within thirty (30) days following such cessation, discharge or termination, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of cessation, discharge or termination, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

         (6) Leave of Absence. An Optionee's employment with the Corporation
             ----------------
     shall not be considered as having been terminated while the Optionee is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Optionee's right to re-employment with the Corporation is guaranteed either by statute or by contract. Where the period of such leave exceeds ninety (90) days and where the Optionee's rights to re-employment is not guaranteed either by statute or by contract, the Optionee's employment will be deemed to have terminated on the ninety-first (91st) day of such leave.

     Notwithstanding the extended exercise periods permitted by the Plan in event of Retirement or death, an Incentive Stock Option will continue to qualify as such only if it is exercised within three (3) months after the date of Retirement or death. Any Option exercised more than three (3) months after the date of Retirement or death will be treated as a Non-Qualified Stock Option.

     (j) Rights as a Stockholder.  No one shall have rights as a stockholder
         -----------------------
with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10 hereof.

     (k) Modification, Extension and Renewal of Options.  Within the limitations
         ----------------------------------------------
of this Plan, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

     (l) Other Provisions.  The Option Agreements authorized under this Plan may
         ----------------
contain such other provisions not inconsistent with the terms of this Plan as the Committee shall deem advisable (including, without limitation, restrictions upon the exercise of the Option or subjecting the Shares issued pursuant to the exercise of an Option to rights of repurchase by the Corporation).

     (m) Substitution of Option.  Notwithstanding any inconsistent provisions or
         ----------------------
limits under this Plan, in the event the Corporation acquires (whether by purchase, merger or otherwise) all or substantially all of the outstanding capital stock or assets of another corporation by any reorganization or other transaction qualifying under Section 425 of the Code, the Committee may, in accordance with the provisions of that Section, substitute options under this Plan for options under the plan of the acquired company provided (i) the excess of the aggregate Fair Market Value of the Shares subject to an Option immediately after the substitution over the aggregate Option Price of such Shares is not more than the similar excess immediately before such substitution and (ii) the new Option does not give persons additional benefits, including any extension of the exercise period.

     8.  LIMITATION ON ANNUAL AWARDS.
         ---------------------------

     The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under this Plan and all other plans maintained by the Corporation and its parent and subsidiary corporations, shall not exceed $100,000.

     9.  TERM OF PLAN.
         ------------

     Options may be granted pursuant to this Plan until the expiration of this Plan on September 14, 2002.

     10.  RECAPITALIZATIONS.
          -----------------

     Subject to any required action by stockholders, the number of Shares covered by this Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

     Unless provisions are made for the continuance of this Plan or the assumption by, or the substitution for outstanding Options of new options covering the stock of, a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in the event of any merger, consolidation, reorganization, liquidation or dissolution of the Corporation, or any exchange of Shares, each outstanding Option shall automatically be deemed to pertain to the securities and other property to which a holder of the number of Shares covered by the Option would have been entitled to receive in connection with any such event, and shall no longer pertain to the Shares. A dissolution or liquidation of the Corporation shall cause each outstanding Option to terminate.

     To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

     Except as expressly provided in this Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option.

     The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     11.  SECURITIES LAW REQUIREMENTS.
          ---------------------------

     (a) Securities Act Requirements.  No Option granted pursuant to this Plan
         ---------------------------
shall be exercisable in whole or in part, and the Corporation shall not be obligated to sell any Shares subject to any such Option, if such exercise and sale would, in the opinion of counsel for the Corporation, violate the Securities Act of 1933 (or other Federal or State statutes having similar requirements) as it may be in effect at that time.

     As a condition to the issuance of any Shares upon exercise of an Option under this Plan, the Administrator may require the Optionee to furnish a written representation that he is acquiring the shares for investment and not with a view to distribution to the public. Such representations shall be required in cases where, in the opinion of the Administrator, they are necessary to enable the Corporation to comply with the provisions of the Securities Act of 1933, and any shareholder who gives such representation shall be released from it at such a time as the shares to which it applies are registered pursuant to the Securities Act of 1933.

     (b) Listing and Regulatory Requirements.  Each Option shall be subject to
         -----------------------------------
the further requirements that if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of stock subject to such Option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of Shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     12.  AMENDMENT OF THIS PLAN.
          ----------------------

     The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue this Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's stockholders, no such revision or amendment shall:

         (a) Materially increase the benefits accruing to participants under this Plan;

         (b) Increase the number of Shares which may be issued under this Plan;

         (c) Materially modify the designation in Section 5 hereof with respect to the classes of persons eligible to receive Options; or

         (d) Amend this Section 12 to defeat its purpose.

     13.  APPLICATION OF FUNDS.
          --------------------

     The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

     14.  APPROVAL OF STOCKHOLDERS.
          ------------------------

     This Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding Shares present and entitled to vote at the first annual meeting of stockholders of the Corporation following the adoption of this Plan, and in no event later than January 1, 1993. Prior to such approval, Options may be granted but shall not be exercisable.

     15.  EXECUTION.
          ---------

     To record the adoption of this Plan by the Board on September 15, 1992, and the amendment of this Plan by the Board on November 13, 1996, the Corporation has caused its authorized officer to affix the corporate name and seal hereto.


                                       SCIENTIFIC-ATLANTA, INC.



                                       By: /s/ Brian C. Koenig
                                           ------------------------------------
                                           Brian C. Koenig,
                                           Vice President-Human Resources

[Seal]